UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2025

FORTE BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38052	26-1243872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3060 Pegasus Park Dr. Building 6 Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 618-6994

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FBRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Compensatory Arrangements of Certain Officers.

The board of directors (the “Board”) of Forte Biosciences, Inc. (the “Company”) previously approved, subject to stockholder approval, the amendment and restatement of the Company’s 2021 Equity Incentive Plan (the “A&R 2021 Equity Incentive Plan”). At the Special Meeting (as defined in Item 5.07 below), the Company’s stockholders approved the A&R 2021 Equity Incentive Plan.

The purposes of the A&R 2021 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company’s business. These purposes are achieved through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, and performance shares.

The number of shares of common stock reserved for issuance under the A&R 2021 Equity Incentive Plan is: (a) 3,340,000 Shares, plus (b) any Shares subject to awards granted under the Tocagen, Inc. 2009 Equity Incentive Plan, the Tocagen, Inc. 2017 Equity Incentive Plan, and the Forte Biosciences Inc. 2018 Equity Incentive Plan that, after May 28, 2021, the date of the original stockholder approval of the 2021 Equity Incentive Plan, expire or otherwise terminate without having been exercised or issued in full or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of Shares to be added to the Plan pursuant to clause (b) equal to 44,093.

The material terms of the A&R 2021 Equity Incentive Plan are described in “Proposal No. 1 – Approval of the Amended and Restated 2021 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on December 31, 2024, which description is incorporated herein by reference.

The foregoing description of the A&R 2021 Equity Incentive Plan is qualified in its entirety by reference to the text of the A&R 2021 Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of stockholders (the “Special Meeting”) on January 24, 2025. Of the 6,393,323 shares of Common Stock outstanding as of the record date of December 30, 2024, 4,032,759 shares were represented at the Special Meeting, either by proxy or by attending the meeting.. The matters voted on at the Special Meeting and the votes cast with respect to each such matter are set forth below:

1.

Approval of the Amended and Restated 2021 Equity Incentive Plan. The Company’s stockholders approved the Amended and Restated 2021 Equity Incentive Plan. The votes regarding the proposal were as follows:

Votes For	Votes Against	Abstentions
2,186,796	470,795	1,375,168

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Amended and Restated 2021 Equity Incentive Plan

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTE BIOSCIENCES, INC.

Date: January 24, 2025	By:	/s/ Antony Riley
Antony Riley Chief Financial Officer